UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23377)

Tidal ETF Trust
(Exact name of registrant as specified in charter)

234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal ETF Trust

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204
(Name and address of agent for service)

(844) 986-7676

Registrant’s telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2022

Item 1. Reports to Stockholders.

(a)

Leatherback Long/Short Alternative Yield ETF

Ticker: LBAY

Annual Report

August 31, 2022

Leatherback Long/Short Alternative Yield ETF

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

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Leatherback Long/Short Alternative Yield ETF

Dear Shareholders,

As a reminder to our shareholders, Leatherback Asset Management, LLC (the “Investment Sub-Adviser”) launched the Leatherback Long/Short Alternative Yield ETF (the “Fund”) on November 16, 2020. The Fund’s investment objective is to seek capital appreciation and income.

Since inception through the period ended August 31, 2022, the Fund generated annualized total returns of 22.51% (NAV) and 22.68% (Market). This compares to the 6.54% annualized total return of the benchmark, the S&P 500® Total Return Index. The Fund has returned $1.32 per share in distributions. As of August 31, 2022, the Fund had long exposure of 111.3% and short exposure of -28.3%, resulting in a net exposure of 83.0%.

Performance Returns (as of August 31, 2022)	1 Year	Inception (11/16/2020)*
Market Price	17.68%	22.68%
Fund NAV	17.43%	22.51%
S&P 500® Total Return Index	-11.23%	6.54%

*Annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. Performance current to the most recent month-end can be obtained by calling 833-417-0090.

The fiscal year ended August 31, 2022 has been eventful and provided a multitude of opportunities for our long/short investment strategy. Broader equity markets have shown increased volatility, interest rates have risen at a substantial clip, and we find ourselves experiencing a possible bear market in equities. It is also being debated if the U.S. may be in the midst of a recessionary period.

•We ended the third quarter of 2021 witnessing many asset markets and central bank balance sheet levels reaching all-time highs. The definition of transitory with respect to inflation was starting to be contemplated by policymakers. Meanwhile, available jobs in the U.S. far outnumbered the number of workers seeking them. We were discussing inflation, employment, and the expectations of Federal Open Market Committee (“FOMC”) actions. Here we are one year later, and the three topics are major drivers of the conversation and at the forefront of many market participants’ minds.

•Over the course of the fourth quarter of 2021, we expressed our belief that the concept of inflation being transitory would prove to show a level of permanence which would result in inflation numbers continuing a march higher. We also foreshadowed what we thought would be the fallout central banks would feel given the role, perceived or actual, played in asset and debt markets globally. We made a call in thinking corporate profit margins would begin to contract. Nevertheless, risk assets continued to reach all-time high after all-time high, and valuation metrics for many individual companies’ shares were what we thought of as wishful thinking as speculation appeared to us to be prevalent. Housing prices continued to soar, and the FOMC decided it was time to pull back on their open market purchases given the potential impacts on asset values and inflationary undertones. It was becoming more apparent that inflation dynamics were underappreciated, as many were focused on the supply chain impacts and rising energy costs we had pointed to over the time since the launch of the Fund. Ultimately, to end the calendar year, the US Federal Reserve Board (“the Fed”) decided it was time to retire the word transitory, accelerated the taper (reduction in open market purchases), and discussions switched to interest rate increases and balance sheet runoff.

•The first quarter of 2022 started to pull together many of the theses we had been outlining since the beginning of 2021. Policymakers were confounded by the prospect of the number of employees quitting jobs, the lack of pace in new jobs being filled, and the disturbingly high number of job openings. All of this happened with a low rate of unemployment, with workers able to demand increases in wages. The markets appeared to be in a state of shock from the speed with which the FOMC changed from the transitory inflation stance to tapering and discussions about running off their historically large balance sheet. Asset markets began to question whether the concept of the perceived “Fed Put”, whereby the Fed would implement policies to limit the stock market’s decline would come to the rescue this time around. The yield curve began to flatten, which oftentimes leads to a recessionary economy, and analyst forecasts of where many companies were heading for the rest of 2022 were recalibrated. We predicted an increase in volatility given the paradigm shift being expressed by the Fed, and to end the quarter we addressed a topic we had discussed in the second half of 2021: the increase and level of household debt, and the potential impacts interest rate tightening could portend. The quarter ended with the Federal Funds rate being raised in March 2022 for the first time since the end of 2018.

•Quarter two of 2022 began with what may have been an ominous sign: the yield curve inverted (shorter-term interest rate levels that are lower than longer-term interest rates). The notional value of negatively yielding debt was dropping dramatically, asset prices were experiencing turbulence, and many areas of the bond market were beginning to show cracks. Inflation numbers continued to show persistence in price increases, and as we predicted, dissatisfaction with policy decisions were being expressed. The Fed Chair appealed directly to the American people during the May press conference expressing the understanding of the

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Leatherback Long/Short Alternative Yield ETF

hardship higher prices were causing. This round of the Zero/Near-Zero-Interest-Rate policy regime appeared to be drawing to its conclusion, as U.S. Treasury yields rose higher and more quickly than most had foreseen, 3%, which was unthought of by many market participants less than six months earlier, had become a reality in some Treasury maturities. Broader U.S. Equity markets were suffering one of their worst performance starts to a year. We thought the markets at large were becoming increasingly reactive, price discovery had returned, and the adage “Don’t Fight the Fed” became important advice to heed. It appeared depleted savings, higher debt levels, and increasing costs of borrowing would be important drivers of what may lie ahead.

•The third quarter through August 2022 began what we think is the culmination of everything we have outlined above. The latest interest rate regime appears to have ended, and the Fed is doing what it can to make the message clear. Both fixed income and equity markets reacted, and turbulence was here, at least for the moment. Shares of what we view as lower quality companies saw a rally, but we thought this would be temporary as we may be in the midst of a bear market, and even a recession. We opined that the market setup was different from over the past decade, and that interest rates would be higher, and remain there longer, than markets were discounting. We made a call of higher inflation, a consumer that may be on the ropes, and possible corporate profit margin compression. Finally, we wondered if the realization that the bull market status quo may have disappeared had fully set in.

These themes have led to opportunities in both the long and short space. Presently, we maintain several long positions that we view as attractively valued on both an absolute and relative basis. These names also generate income via dividends, many of which we believe have opportunities to grow these payouts. With the significant decline in valuations broadly across equities, we anticipate the coming months and year could produce a constructive set-up to upgrade our portfolio with high shareholder yielding equities. On the short side of the book, we maintain shorts in high valuation companies with, in our opinion, limited prospects to near-term profitability. The short side of the book has produced significant profit contributors with several names declining in value by 50% or more during the fiscal year. While we do not expect a repeat performance of the past fiscal year, we do observe many short candidates that could prove profitable over the next year. As we wrap up the month of August 2022, we want to thank our corporate and investor partners. We look forward to future dialogue and working together to continue changing the game.

For any questions about the Fund please reach out to us at (833) 417-0090. You may also visit our website at www.leatherbackam.com or reach us via email at info@leatherbackam.com.

Leatherback Asset Management

Before investing you should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other information is contained in the Fund’s prospectus. The Fund’s prospectus may be obtained by visiting leatherbackam.com. Please read the prospectus carefully before you invest.

Investing involves risk, including the loss of principal.

Past performance does not guarantee future results.

A fund’s net asset value (“NAV”) per share is the sum of all its assets less any liabilities, divided by the number of shares outstanding. The market price is the most recent price at which the fund was traded.

As with all exchange-traded funds, Fund shares may be bought and sold in the secondary market at market prices. The market price normally should approximate the Fund’s NAV per share, but the market price sometimes may be higher or lower than the NAV. The Fund is newer with a limited operating history. There are a limited number of financial institutions authorized to buy and sell shares directly with the Fund; and there may be a limited number of other liquidity providers in the marketplace. There is no assurance that Fund shares will trade at any volume, or at all, on any stock exchange. Low trading activity may result in shares trading at a material discount to NAV.

“Long” and “short” are investment terms used to describe ownership of securities. To buy securities is to “go long.” The opposite of going long is “selling short.” Short selling is an advanced trading strategy that involves selling a borrowed security. Short sellers make a profit if the price of the security goes down and they are able to buy the security at a lower amount than the price at which they sold the security short.

The S&P 500® Total Return Index is an index of 500 large-capitalization companies selected by Standard & Poor’s Financial Services LLC.

Since the Fund is actively-managed it does not seek to replicate the performance of a specified index. The Fund therefore may have higher portfolio turnover and trading costs than index-based funds. The Fund may invest in other funds, and in so doing will incur the expenses and risks of those funds.

The Fund uses short sales and derivatives (forwards, futures, swaps, and options), both of which may involve substantial risk. The loss on a short sale is in principle unlimited since there is no upward limit on the price of a shorted asset. The potential loss from a derivative may be greater than the amount invested due to counter-party default; illiquidity; or other factors. The Fund may hold illiquid assets (e.g., certain business development companies), to the extent permitted under the Investment Company Act of 1940, as amended, which may cause a loss if the Fund is unable to sell an asset at a beneficial time or price.

The Fund is distributed by Foreside Fund Services, LLC.

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Leatherback Long/Short Alternative Yield ETF

PERFORMANCE SUMMARY

Total Returns for the periods ended August 31, 2022:	1 Year	Since Inception (11/16/2020) (Annualized)	Ending Value (8/31/2022)
Leatherback Long/Short Alternative Yield ETF - NAV	17.43%	22.51%	$14,380
Leatherback Long/Short Alternative Yield ETF - Market	17.68%	22.68%	14,414
S&P 500® Total Return Index	-11.23%	6.54%	11,201

This chart illustrates the performance of a hypothetical $10,000 investment made on November 16, 2020 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (833) 417-0090. The Fund’s expense ratio is 1.43% (as of the Fund’s most recently filed Prospectus.)

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Leatherback Long/Short Alternative Yield ETF

ALLOCATION OF PORTFOLIO HOLDINGS at August 31, 2022 (Unaudited)

Sector	% of Total Investments
Consumer, Non-cyclical	26.1%
Financials	21.1
Industrial	11.7
Cash & Cash Equivalents(1)	9.6
Basic Materials	9.3
Consumer, Cyclical	7.0
Technology	6.0
Energy	4.1
Communications	2.7
Utilities	2.4
100.0%

ALLOCATION OF SECURITIES SOLD SHORT at August 31, 2022 (Unaudited)

Sector	% of Total Securities Sold Short
Consumer, Cyclical	41.5%
Financials	37.7
Technology	10.4
Communications	10.4
100.0%

(1)Represents cash, short-term investments and liabilities in excess of other assets.

Leatherback Long/Short Alternative Yield ETF

5

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at August 31, 2022

	Shares	Value
Common Stocks — 111.3%

Aerospace & Defense — 3.2%
L3Harris Technologies, Inc.(1)	7,683	$1,753,184

Agriculture — 5.2%
Bunge Ltd.(1)(2)	28,707	2,846,873

Banks — 4.1%
Popular, Inc.(1)	28,824	2,225,789

Beverages — 5.2%
The Coca—Cola Co.(1)	23,132	1,427,476
Keurig Dr Pepper, Inc.(1)	36,262	1,382,307
		2,809,783

Building Materials — 3.8%
Carrier Global Corp.(1)	52,845	2,067,296

Chemicals — 7.5%
Air Products and Chemicals, Inc.(1)	7,925	2,000,666
Nutrien Ltd.(1)	22,754	2,088,135
		4,088,801

Commercial Services — 7.0%
H&R Block, Inc.(1)	47,524	2,138,580
S&P Global, Inc.(1)	4,757	1,675,320
		3,813,900

Diversified Financial Services — 9.4%
The Charles Schwab Corp.(1)	35,179	2,495,950
Intercontinental Exchange, Inc.(1)	11,072	1,116,611
Visa, Inc. - Class A(1)(2)	7,600	1,510,196
		5,122,757

Electric — 3.0%
PG&E Corp.(1)	134,224	1,654,982

Entertainment — 2.9%
Vail Resorts, Inc.(1)	6,936	1,558,381

Food — 3.7%
Lancaster Colony Corp.(1)	11,776	1,984,845

Healthcare - Products — 7.8%
Medtronic PLC(1)	22,200	1,951,824
Zimmer Biomet Holdings, Inc.(1)	21,799	2,317,670
		4,269,494

Insurance — 4.1%
Old Republic International Corp.(1)	102,088	2,229,602

Machinery — Diversified — 3.0%
Xylem, Inc.(1)	18,091	1,648,090

	Shares	Value
Common Stocks — 111.3% (Continued)

Mining — 4.3%
Barrick Gold Corp.(1)	85,875	$1,275,244
Rio Tinto PLC — ADR(1)(2)	19,288	1,085,721
		2,360,965

Miscellaneous Manufacturers — 1.9%
General Electric Co.(1)	14,327	1,052,175

Oil & Gas — 5.2%
Exxon Mobil Corp.(1)	29,763	2,845,045

Packaging & Containers — 2.8%
Packaging Corp. of America(1)	11,237	1,538,570

Pharmaceuticals — 4.3%
AbbVie, Inc.(1)	17,523	2,356,143

Real Estate Investment Trusts (REITs) — 5.8%
AGNC Investment Corp.(1)	92,969	1,995,115
PotlatchDeltic Corp.(1)(2)	25,523	1,184,777
		3,179,892

Retail — 2.7%
Restaurant Brands International, Inc.(1)	24,400	1,439,600

Software — 7.6%
Activision Blizzard, Inc.(1)	22,403	1,758,411
Fidelity National Information Services, Inc.(1)	26,194	2,393,346
		4,151,757

Telecommunications — 3.4%
AT&T, Inc.(1)	106,114	1,861,240

Toys, Games & Hobbies — 3.4%
Hasbro, Inc.(1)	23,281	1,835,008

Total Common Stocks
(Cost $61,647,834)		60,694,172

Convertible Preferred Stocks — 3.4%

Real Estate Investment Trusts (REITs) — 3.4%
EPR Properties
5.750%(3)	85,990	1,847,908

Total Convertible Preferred Stocks
(Cost $2,093,577)		1,847,908

Short-Term Investments — 8.8%

Money Market Funds — 8.8%
First American Government Obligations Fund, Class X, 2.042%(4)	4,816,185	4,816,185

Total Short-Term Investments
(Cost $4,816,185)		4,816,185

Leatherback Long/Short Alternative Yield ETF

6

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at August 31, 2022 (Continued)

	Shares	Value
Investments Purchased with Collateral from Securities Lending — 3.3%
Mount Vernon Liquid Assets Portfolio, LLC, 2.470%(4)	1,787,187	$1,787,187

Total Investments Purchased with Collateral From Securities Lending
(Cost $1,787,187)		1,787,187

Total Investments in Securities — 126.8%
(Cost $70,344,783)		69,145,452
Liabilities in Excess of Other Assets — (26.8)%		(14,616,971)

Total Net Assets — 100.0%		$54,528,481

ADR	American Depositary Receipt
(1)	All or a portion of the shares of this security have been committed as collateral for securities sold short.
(2)

This security or a portion of this security was out on loan as of August 31, 2022. Total loaned securities had a value of $1,742,004 or 3.2% of the Fund’s net assets. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(3)	Perpetual maturity.
(4)	The rate shown is the annualized seven-day effective yield as of August 31, 2022.

Leatherback Long/Short Alternative Yield ETF

7

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT at August 31, 2022

	Shares	Value
Common Stocks(1) — 28.3%
Auto Manufacturers — 2.7%
Rivian Automotive, Inc. - Class A	17,972	$587,864
Tesla, Inc.	3,102	854,942
		1,442,806
Banks — 2.4%
Silvergate Capital Corp.	5,779	526,582
SVB Financial Group	1,933	785,803
		1,312,385
Diversified Financial Services — 4.4%
American Express Co.	4,537	689,624
BlackRock, Inc.	1,320	879,635
Stifel Financial Corp.	14,302	848,252
		2,417,511
Entertainment — 1.7%
DraftKings, Inc. - Class A	58,461	938,884

Insurance — 1.7%
Trupanion, Inc.	13,066	922,198

Internet — 3.0%
Airbnb, Inc. - Class A	7,264	821,704
DoorDash, Inc. - Class A	13,076	783,252
		1,604,956
Leisure Time — 2.6%
Planet Fitness, Inc. - Class A	11,751	796,130
YETI Holdings, Inc.	16,900	623,441
		1,419,571
Real Estate Investment Trusts (REITs) — 2.1%
Equinix, Inc.	859	564,681
Prologis, Inc.	4,825	600,761
		1,165,442
Retail — 4.8%
Chipotle Mexican Grill, Inc.	576	919,757
Lululemon Athletica, Inc.	2,673	801,793
Ollie’s Bargain Outlet Holdings, Inc.	15,718	869,363
		2,590,913
Semiconductors — 1.5%
Broadcom, Inc.	1,666	831,517

	Shares	Value
Common Stocks(1) — 28.3%
Software — 1.4%
Salesforce, Inc.	4,962	$774,667

Total Common Stocks
(Proceeds $16,901,340)		15,420,850

Total Securities Sold Short — 28.3%
(Proceeds $16,901,340)		$15,420,850

(1)Non-income producing securities.

Leatherback Long/Short Alternative Yield ETF

8

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES at August 31, 2022

Assets:
Investments in securities, at value (Cost $70,344,783) (Note 2)(1)	$69,145,452
Collateral at broker for securities sold short	2,372,837
Receivables:
Dividends and interest	266,639
Securities lending income, net (Note 5)	394
Total assets	71,785,322

Liabilities:
Collateral received from securities loaned (Note 5)	1,787,187
Securities sold short (Proceeds $16,901,340) (Note 2)	15,420,850
Payables:
Dividends on securities sold short	6,799
Management fees (Note 4)	42,005
Total liabilities	17,256,841
Net Assets	$54,528,481

Components of Net Assets:
Paid-in capital	$53,656,670
Total distributable (accumulated) earnings (losses)	871,811
Net assets	$54,528,481

Net Asset Value (unlimited shares authorized):
Net assets	$54,528,481
Shares of beneficial interest issued and outstanding	2,000,000
Net asset value	$27.26

(1)Includes loaned securities with a value of $1,742,004.

Leatherback Long/Short Alternative Yield ETF

9

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS For the Year Ended August 31, 2022

Investment Income:
Dividend income (net of foreign withholding tax of $11,291)	$1,053,406
Interest income	10,703
Securities lending income, net (Note 5)	1,581
Total investment income	1,065,690

Expenses:
Management fees (Note 4)	249,829
Total expenses before dividends on securities sold short and interest	249,829
Dividends on securities sold short	32,729
Interest	53,516
Net expenses	336,074
Net investment income (loss)	729,616

Realized and Unrealized Gain (Loss) on Investments and Securities Sold Short:
Net realized gain (loss) on:
Investments	(1,287,799)
Securities sold short	2,635,972
Change in net unrealized appreciation/depreciation on:
Investments	(2,088,795)
Securities sold short	1,541,107
Net realized and unrealized gain (loss) on investments and securities sold short	800,485
Net increase (decrease) in net assets resulting from operations	$1,530,101

Leatherback Long/Short Alternative Yield ETF

10

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2022	Period Ended August 31, 2021(1)

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$729,616	$112,091
Net realized gain (loss) on investments, securities sold short, and options written	1,348,173	(24,963)
Change in net unrealized appreciation/depreciation on investments and securities sold short	(547,688)	828,847
Net increase (decrease) in net assets resulting from operations	1,530,101	915,975

Distributions to Shareholders:
Net distributions to shareholders	(776,289)	(124,500)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net change in outstanding shares(2)	47,795,642	5,187,552
Total increase (decrease) in net assets	48,549,454	5,979,027

Net Assets:
Beginning of year/period	5,979,027	—
End of year/period	$54,528,481	$5,979,027

(1)The Fund commenced operations on November 16, 2020. The information presented is from November 16, 2020 to August 31, 2021.

(2)Summary of share transactions is as follows:

	Year Ended August 31, 2022		Period Ended August 31, 2021(1)
	Shares	Value	Shares	Value
Shares sold	1,925,000	$52,585,897	250,000	$5,187,552
Shares redeemed	(175,000)	(4,790,255)	—	—
Net increase (decrease)	1,750,000	$47,795,642	250,000	$5,187,552

Leatherback Long/Short Alternative Yield ETF

11

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year/period

	Year Ended August 31, 2022	Period Ended August 31, 2021(1)
Net asset value, beginning of year/period	$23.92	$20.00

Income (Loss) from Investment Operations:
Net investment income (loss)(2)	0.76	0.52
Net realized and unrealized gain (loss) on investments	3.36	3.94
Total from investment operations	4.12	4.46

Less Distributions:
From net investment income	(0.77)	(0.54)
From net realized gains	(0.01)	—
Total distributions	(0.78)	(0.54)

Net asset value, end of year/period	$27.26	$23.92
Total return(4)	17.43%	22.46	%(3)

Ratios / Supplemental Data:
Net assets, end of year/period (millions)	$54.5	$6.0
Portfolio turnover rate	73%	47	%(3)
Ratio of expenses to average net assets(5)(6)	1.28%	1.23%
Ratio of net investment income (loss) to average net assets(5)(7)	2.77%	2.88%

(1)The Fund commenced operations on November 16, 2020. The information presented is from November 16, 2020 to August 31, 2021.

(2)Calculated using average shares outstanding method.

(3)Not annualized.

(4)The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(5)Annualized.

(6)The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratio excluding dividends and interest on securities sold short is 0.95% for the year ended August 31, 2022 and 0.95% for the period ended August 31, 2021.

(7)The net investment income (loss) ratios include dividends and interest on securities sold short.

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Leatherback Long/Short Alternative Yield ETF

NOTES TO FINANCIAL STATEMENTS August 31, 2022

NOTE 1 – ORGANIZATION

The Leatherback Long/Short Alternative Yield ETF (the “Fund”) is a non-diversified series of shares of beneficial interest of Tidal ETF Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on June 4, 2018 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Fund commenced operations on November 16, 2020.

The investment objective of the Fund is to seek capital appreciation and income.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.Security Valuation. Equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents (“Independent Pricing Agents”) each day that the Fund is open for business.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, both long and short positions are valued at the mean between the most recent quoted bid and ask prices.

For securities for which quotations are not readily available, a fair value will be determined by the Valuation Committee using the Fair Value Procedures approved by the Trust’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Fair Value Procedures adopted by the Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

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The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2022:

Investments in Securities	Investments Measured at Net Asset Value	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$—	$60,694,172	$—	$—	$60,694,172
Convertible Preferred Stocks(1)	—	1,847,908	—	—	1,847,908
Short-Term Investments	—	4,816,185	—	—	4,816,185
Investments Purchased With Collateral From Securities Lending(2)	1,787,187	—	—	—	1,787,187
Total Investments in Securities	$1,787,187	67,358,265	$—	$—	$69,145,452

Securities Sold Short		Level 1	Level 2	Level 3	Total
Common Stocks(1)	$—	$15,420,850	$—	$—	$15,420,850
Total Securities Sold Short	$—	$15,420,850	$—	$—	$15,420,850

(1) See Schedule of Investments for the industry breakout.

(2) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

B.Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

As of August 31, 2022, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Debt income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.Options Contracts. The Fund may invest in options contracts that may be used to modify or hedge the Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of the Fund. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Options are non-income producing securities. During the year ended August 31, 2022, the Fund did not invest in options contracts.

NOTES TO FINANCIAL STATEMENTS August 31, 2022 (Continued)

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E.Distributions to Shareholders. Distributions to shareholders from net investment income, if any, for the Fund are declared and paid at least monthly. Distributions to shareholders from net realized gains on securities, if any, for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G.Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

H.Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.Illiquid Investments. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board-approved Liquidity Risk Management Program (the “Program”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of the value of the Fund’s net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Fund should be in a position where the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the Program.

J.Derivatives Transactions. On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies as Rule 18f-4 under the 1940 Act (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments currently used by funds to comply with Section 18 of the 1940 Act and treats derivatives as senior securities. Under Rule 18f-4 a fund’s derivatives exposure is limited through a value-at-risk test. Funds whose use of derivatives is more than a limited specified exposure amount are required to establish and maintain a comprehensive derivatives risk management program, subject to oversight by a fund’s board of trustees, and appoint a derivatives risk manager. Management implemented a Rule 18f-4 Derivative Risk Management Program effective August 19, 2022, that complies with Rule 18f-4.

K.Reclassification of Capital Accounts. In U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. These differences are primarily due to adjustments for redemptions in-kind. For the year ended August 31, 2022, the following adjustments were made:

Paid-In Capital	Total Distributed (Accumulated) Earnings (Losses)
$673,476	$(673,476)

During the year ended August 31, 2022, the Leatherback Long/Short Alternative ETF realized $521,487, in net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated losses to paid-in capital. These differences are primarily due to adjustments for redemptions in-kind activity, fund distributions equalization and tax adjustments for non-deductible expenses.

L.Recently Issued Accounting Pronouncements.

•In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund began complying with Rule 2a-5 effective September 8, 2022.Effective on that date, securities for which market quotations are not readily available

NOTES TO FINANCIAL STATEMENTS August 31, 2022 (Continued)

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will have a fair value determined by the Valuation Designee (as defined in Rule 2a-5) in accordance with the Pricing and Valuation Policy and Fair Value Procedures, as applicable, of the Fund’s investment adviser, Toroso Investments, LLC (the “Adviser”), subject to oversight by the Board. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Adviser’s Pricing and Valuation Policy and Fair Value Procedures, as applicable.

•In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact, if any, of these amendments on the financial statements.

NOTE 3 – PRINCIPAL INVESTMENT RISKS

A.Associated Risks of Short Selling. The Fund may make short sales of securities, which involves selling a security it does not own in anticipation that the price of the security will decline. Short sales may involve substantial risk and leverage. Short sales expose the Fund to the risk that it will be required to buy (“cover”) the security sold short when the security has appreciated in value or is unavailable, thus resulting in a loss to the Fund. Short sales also involve the risk that losses may exceed the amount invested and may be unlimited.

B.BDC Risk. BDCs generally invest in debt securities that are not rated by a credit rating agency and are considered below investment grade quality (“junk bonds”). Little public information generally exists for the type of companies in which a BDC may invest and, therefore, there is a risk that the Fund may not be able to make a fully informed evaluation of the BDC and its portfolio of investments. In addition, investments made by BDCs are typically illiquid and are difficult to value for purposes of determining a BDC’s net asset value.

C.Closed-End Fund Risk. Shares of closed-end funds frequently trade at a price per share that is less than the net asset value per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease or that when the Fund seeks to sell shares of a closed-end fund it can receive the net asset value of those shares.

D.Convertible Securities Risk. Convertible securities rank senior to the issuer’s common stock, but may be subordinate to senior debt obligations. In part, the total return for a convertible security may depend upon the performance of the underlying stock into which it can be converted. Synthetic convertibles may respond differently to market fluctuations than traditional convertible securities. They are also subject to counterparty risk.

E.Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities and certain additional risks. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

F.Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

G.Exchange Traded Fund (“ETF”) Risks.

•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem shares of the Fund (“Shares”) directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

NOTES TO FINANCIAL STATEMENTS August 31, 2022 (Continued)

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•Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., TBA transactions, short positions, derivative instruments, and bonds that cannot be broken up beyond certain minimum sizes needed for transfer and settlement). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

•Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

•Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

H.Fixed Income Risk.

•The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned indirectly by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

I.Market Capitalization Risk.

•Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

•Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.

•Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

J.Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers that a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

NOTES TO FINANCIAL STATEMENTS August 31, 2022 (Continued)

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K.Options Risk. Options enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of such options can be volatile, and a small investment in options can have a large impact on the performance of the Fund. The Fund risks losing all or part of the cash paid (premium) for purchasing options. Even a small decline in the value of a reference asset underlying call options or a small increase in the value of a reference asset underlying put options can result in the entire investment in such options being lost. Additionally, the value of the option may be lost if the Sub-Adviser (as defined herein) fails to exercise such option at or prior to its expiration.

L.Preferred Securities Risk. Preferred stocks are subject to the risks of equity securities generally and also risks associated with fixed-income securities, such as interest rate risk. A company’s preferred stock, which may pay fixed or variable rates of return, generally pays dividends only after the company makes required payments to creditors, including vendors, depositors, counterparties, holders of its bonds and other fixed-income securities. As a result, the value of a company’s preferred stock will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally has limited or no voting rights. In addition, preferred stock is subject to the risks that a company may defer or not pay dividends, and, in certain situations, may call or redeem its preferred stock or convert it to common stock. To the extent that the Fund invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.

M.REIT Risk. A REIT is a company that owns or finances income-producing real estate. Through its investments in REITs, the Fund is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.

REITs are subject to additional risks, including those related to adverse governmental actions; declines in property value and the real estate market; the potential failure to qualify for tax-free pass through of income; and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area, or a small number of property types. As a result, investments in REITs may be volatile. To the extent the Fund invests in REITs concentrated in specific geographic areas or property types, the Fund may be subject to a greater loss as a result of adverse developments affecting such area or property types. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.

N.Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

•Financial Services Sector Risk. The Fund may invest in companies in the financial services sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt and the availability and cost of capital, among other factors. Insurance companies, in particular, may be significantly affected by changes in interest rates, catastrophic events, price and market competition, the imposition of premium rate caps, or other changes in government regulation or tax law and/or rate regulation, which may have an adverse impact on their profitability. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

O.YieldCo Risk. Investments in securities of YieldCos involve risks that differ from investments in traditional operating companies, including risks related to the relationship between the YieldCo and the company responsible for the formation of the YieldCo (the “YieldCo Sponsor”). YieldCos typically remain dependent on the management and administration services provided by or under the direction of the YieldCo Sponsor and on the ability of the YieldCo Sponsor to identify and present the YieldCo with acquisition opportunities, which may often be assets of the YieldCo Sponsor itself. YieldCo Sponsors may have interests that conflict with the interests of the YieldCo, and may retain control of the YieldCo via classes of stock held by the YieldCo Sponsor. YieldCo securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards YieldCos or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of YieldCos, generally measured in terms of distributable cash flow). Any event that limits the YieldCo’s ability to maintain or grow its distributable cash flow would

NOTES TO FINANCIAL STATEMENTS August 31, 2022 (Continued)

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NOTES TO FINANCIAL STATEMENTS August 31, 2022 (Continued)

likely have a negative impact on the YieldCo’s share price. YieldCos may finance their growth strategy with debt, which may increase a YieldCo’s leverage and the risks associated with the YieldCo. The ability of a YieldCo to maintain or grow its dividend distributions may depend on the entity’s ability to minimize its tax liabilities through the use of accelerated depreciation schedules, tax loss carryforwards, and tax incentives. Changes to the current tax code could result in greater tax liabilities, which would reduce the YieldCo’s distributable cash flow.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”), and, pursuant to the Advisory Agreement, provides investment advice to the Fund and oversees the day-to-day operation of the Fund, subject to the direction and oversight of the Board. The Adviser is also responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sales transactions, subject to the supervision of the Board.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee (the “Management Fee”) based on the average daily net assets of the Fund at the annualized rate of 0.95%. Out of the Management Fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, “Excluded Expenses”). The Management Fees incurred are paid monthly to the Adviser. Management Fees for the year ended August 31, 2022 are disclosed in the Statement of Operations.

Leatherback Asset Management, LLC (the “Sub-Adviser”) serves as sub-adviser to the Fund, pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser with respect to the Fund (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio, including determining the securities purchased and sold by the Fund, subject to the supervision of the Adviser and the Board. The Sub-Adviser is paid a fee by the Adviser, which is calculated and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets. The Sub-Adviser has agreed to assume the Adviser’s obligation to pay all expenses incurred by the Fund, except for Excluded Expenses. For assuming the payment obligation, the Adviser has agreed to pay the Sub-Adviser the profits, if any, generated by the Fund’s Management Fee. Expenses incurred by the Fund and paid by the Sub-Adviser include fees charged by Tidal (defined below).

Tidal ETF Services LLC (“Tidal”), an affiliate of the Adviser, serves as the Fund’s administrator and, in that capacity, performs various administrative and management services for the Fund. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s sub-administrator, fund accountant and transfer agent. In those capacities Fund Services performs various administrative and accounting services for the Fund. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Fund’s custodian. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s custodian. The Custodian acts as the securities lending agent (the “Securities Lending Agent”) for the Fund.

Foreside Fund Services, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Certain officers and a trustee of the Trust are affiliated with the Adviser and Fund Services. Neither the affiliated trustee nor the Trust’s officers receive compensation from the Fund.

NOTE 5 – SECURITIES LENDING

The Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under the terms of participation in a securities lending program administered by the Securities Lending Agent. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least the market value of the securities loaned by the Fund. The Fund receives compensation in the form of fees and earned interest on the cash collateral. Due to timing issues of when

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NOTES TO FINANCIAL STATEMENTS August 31, 2022 (Continued)

a security is recalled from loan, the financial statements may differ in presentation. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreements to recall the securities from the borrower on demand.

As of August 31, 2022, the market value of the securities on loan and payable on collateral received for securities lending were as follows:

Market Value of Securities on Loan	Payable on Collateral Received	Percentage of Net Assets of Securities on Loan
$1,742,004	$1,787,187	3.2%

The cash collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC, of which the investment objective is to seek to maximize income to the extent consistent with the preservation of capital and liquidity and maintain a stable NAV of $1.00. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Fund bears the risk of loss associated with the investment of cash collateral received. During the year ended August 31, 2022, the Fund loaned securities that were collateralized by cash. The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, LLC as listed in the Fund’s Schedule of Investments. Securities lending income is disclosed in the Fund’s Statement of Operations.

The Fund is not subject to a master netting agreement with respect to the Fund’s participation in securities lending; therefore, no additional disclosures regarding netting arrangements are required.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended August 31, 2022, the cost of purchases and proceeds from the sales or maturities of securities, excluding short- term investments and U.S. government securities were $34,458,748 and $24,001,029, respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended August 31, 2022.

For the year ended August 31, 2022, in-kind transactions associated with creations and redemptions for the Fund were $52,094,084 and $4,066,992, respectively.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended August 31, 2022 and the period ended August 31, 2021 was as follows:

Distributions paid from:	August 31, 2022	August 31, 2021
Ordinary income	$766,134	$124,500
Long-term capital gain	10,155	—

As of August 31, 2022, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments(1)	$54,037,360
Gross tax unrealized appreciation	5,020,070
Gross tax unrealized depreciation	(5,332,828)
Net tax unrealized appreciation (depreciation)	(312,758)
Undistributed ordinary income (loss)	1,184,569
Undistributed long-term capital gain (loss)	—
Total distributable earnings	1,184,569
Other accumulated gain (loss)	—
Total accumulated gain (loss)	$871,811

(1)The difference between book and tax-basis cost of investments was attributable primarily to the treatment of wash sales.

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Leatherback Long/Short Alternative Yield ETF

NOTES TO FINANCIAL STATEMENTS August 31, 2022 (Continued)

Net capital losses incurred after October 31 and net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year. As of August 31, 2022 the Fund had no late year losses and no short-term capital loss carryover.

NOTE 8 – SHARE TRANSACTIONS

Shares of the Fund are listed and traded on the Exchange. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in large blocks of shares (“Creation Units”). Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $250, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Fund for transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are disclosed in the capital shares transactions section of the Statements of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

NOTE 9 – RECENT MARKET EVENTS

U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic and related public health crisis, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, rising inflation, trade tensions, and the threat of tariffs imposed by the U.S. and other countries. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

NOTE 10 – SUBSEQUENT EVENTS

In preparing these financial statements, Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

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Leatherback Long/Short Alternative Yield ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Leatherback Long/Short Alternative Yield ETF and
The Board of Trustees of
Tidal ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Leatherback Long/Short Alternative Yield ETF (the “Fund”), a series of Tidal ETF Trust (the “Trust”), including the schedule of investments, as of August 31, 2022, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year ended August 31, 2022 and the period November 16, 2020 (commencement of operations) to August 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended August 31, 2022 and the period November 16, 2020 to August 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2018.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and broker. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 27, 2022

22

Leatherback Long/Short Alternative Yield ETF

EXPENSE EXAMPLE For the Period Ended August 31, 2022 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of the Fund’s shares, and (2) ongoing costs, including management fees of the Fund. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from March 1, 2022 to August 31, 2022.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests, in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, unitary fees. However, the example does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of the Fund’s shares. Therefore, the second line of the following table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Expenses Paid During the Period March 1, 2022 – August 31, 2022(1)
Actual	$1,000.00	$1,051.40	$6.57
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.80	$6.46

(1)Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.27%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the most recent six-month period).

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Leatherback Long/Short Alternative Yield ETF

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees(1)
Mark H.W. Baltimore c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1967	Trustee	Indefinite term; since 2018	Co-Chief Executive Officer, Global Rhino, LLC (asset management consulting firm) (since 2018); Chief Business Development Officer, Joot (asset management compliance services firm) (since 2019); Chief Executive Officer, Global Sight, LLC (asset management distribution consulting firm) (2016–2018).	32	None
Dusko Culafic c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1958	Trustee	Indefinite term; since 2018	Retired (since 2018); Senior Operational Due Diligence Analyst, Aurora Investment Management, LLC (2012–2018).	32	None
Eduardo Mendoza c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1966	Trustee	Indefinite term; since 2018	Chief Financial Officer (Since 2022), Executive Vice President - Head of Capital Markets & Corporate Development (since 2019), Advisor (2017-2019), Credijusto (financial technology company); Founding Partner / Capital Markets & Head of Corporate Development, SQN Latina (specialty finance company) (2016–2017).	32	None
Interested Trustee and Executive Officer
Eric W. Falkeis(2) c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1973	President, Principal Executive Officer, Trustee, Chairman, and Secretary	President and Principal Executive Officer since 2019, Indefinite term; Trustee, Chairman, and Secretary since 2018, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013-2018) and Direxion Advisors, LLC (2017-2018).	32

Trustee, Tidal ETF Trust II (1 series) (since 2022); Independent Director, Muzinich BDC, Inc. (since 2019); Trustee, Professionally Managed Portfolios
(25 series) (since 2011); Interested Trustee, Direxion Funds, Direxion Shares ETF Trust, and Direxion Insurance Trust (2014–2018).

24

Leatherback Long/Short Alternative Yield ETF

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Executive Officers
Daniel H. Carlson c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1955	Treasurer, Principal Financial Officer, Principal Accounting Officer, and AML Compliance Officer	Indefinite term; since 2018	Chief Financial Officer, Chief Compliance Officer, and Managing Member, Toroso Investments, LLC (since 2012).	Not Applicable	Not Applicable
William H. Woolverton, Esq. c/o Cipperman Compliance Services, LLC 480 E. Swedesford Road, Suite 220 Wayne, Pennsylvania 19087 Born: 1951	Chief Compliance Officer	Indefinite term; since 2021

Senior Compliance Advisor, Cipperman Compliance Services, LLC (since 2020); Operating Partner, Altamont Capital Partners (private equity firm) (2021 to present); Managing Director and Head of Legal – US, Waystone (global governance solutions) (2016 to 2019).

				Not Applicable	Not Applicable
Ally L. Mueller c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1979	Assistant Treasurer	Indefinite term; since 2022	Head of ETF Launches and Finance Director, Tidal ETF Services LLC (since 2019).	Not Applicable	Not Applicable
Cory R. Akers c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202 Born: 1978	Assistant Secretary	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2006).	Not Applicable	Not Applicable

(1)All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer, Chairman and Secretary of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, an affiliate of the Adviser.

25

Leatherback Long/Short Alternative Yield ETF

Additional Information

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the year ended August 31, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income for the year ended August 31, 2022 was 44.75%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended August 31, 2022, was 35.88%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(c) for the year ended August 31, 2022, was 4.48%.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (833) 417-0090 or by accessing the Fund’s website at www.leatherbackam.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (833) 417-0090 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund’s portfolio holdings are posted on the Fund’s website daily at www.leatherbackam.com. The Fund files its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling (833) 417-0090. Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (Unaudited)

Information regarding how often shares of the Fund trade on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) to its daily NAV is available, without charge, on the Fund’s website at www.leatherbackam.com.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (833) 417-0090. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.leatherbackam.com.

Investment Adviser
Toroso Investments, LLC
898 N. Broadway, Suite 2
Massapequa, New York 11758

Investment Sub-Adviser
Leatherback Asset Management, LLC
2000 PGA Boulevard, Suite 4440
Palm Beach Gardens, Florida 33408

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A. Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Fund Administrator
Tidal ETF Services, LLC
234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204

Transfer Agent, Fund Accountant and Fund Sub-Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Fund Information
Fund	Ticker	CUSIP
Leatherback Long/Short Alternative Yield ETF	LBAY	886364850

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Dusko Culafic is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Leatherback Long/Short Alternative Yield ETF

	FYE 08/31/2022	FYE 08/31/2021
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

2

The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Non-Audit Related Fees	FYE 08/31/2022	FYE 08/31/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 08/31/2022	FYE 08/31/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Dusko Culafic, Eduardo Mendoza, and Mark H.W. Baltimore.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal ETF Trust

By (Signature and Title) )	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	November 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	November 7, 2022

By (Signature and Title)*	/s/ Aaron J. Perkovich
Aaron Perkovich, Treasurer/Principal Financial Officer

Date	November 7, 2022

* Print the name and title of each signing officer under his or her signature.

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